Fees Summary	May 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 206,353,125.00
Previously Paid Amount	0.00
Total Fee Amount	31,592.66
Total Offset Amount	0.00
Net Fee	$ 31,592.66
Final Prospectus	false